Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations Contacts:

Isabell Novakov, PlainsCapital Corporation

214-252-4029

inovakov@plainscapital.com

J. Michael Edge, SWS Group, Inc.

214-859-9343

medge@swst.com

Media Contacts:

Carol Towne, PlainsCapital Corporation

214-252-4142

ctowne@plainscapital.com

Ben Brooks, SWS Group, Inc.

214-859-6351

bdbrooks@swst.com

Hilltop Holdings Inc. Announces Agreement to Acquire SWS Group, Inc.

DALLAS — (BUSINESS WIRE) — 04/01/14 — Hilltop Holdings Inc. (NYSE: HTH) and SWS Group, Inc. (NYSE: SWS) today announced that they have entered into a definitive merger agreement providing for the merger of SWS Group (“SWS”) with and into Hilltop Holdings (“Hilltop”).

Under the terms of the agreement, which was recommended by the Special Committee of the SWS Board of Directors to the SWS Board of Directors and has been unanimously approved by the Boards of Directors of both companies, SWS shareholders will receive per share consideration of 0.2496 shares of Hilltop common stock and $1.94 of cash, equating to $7.88 per share based on Hilltop’s closing price on March 31, 2014. The merger is subject to customary closing conditions, including regulatory approvals and approval of the shareholders of SWS, and is expected to be completed prior to the end of 2014.

Gerald J. Ford, Chairman of Hilltop, said, “This transaction creates the leading Texas-based broker/dealer and provides PlainsCapital Bank access to a significant source of additional core deposits. The merger will bolster our market share and scale for many business lines within our broker/dealer, as well as our deposit market share in Dallas/Fort Worth. We believe the integration of our businesses and cultures will benefit our collective shareholders, employees and clients.”

The combined broker/dealer will provide a broad range of investment banking and related financial services to individual, corporate and institutional investors, broker/dealers, government entities and financial intermediaries. The combined bank will have a stable and low cost funding profile and a more efficient operating platform.

James H. Ross, President and CEO of SWS, said, “After a comprehensive review of strategic and financial alternatives, we are pleased to announce a transaction that delivers compelling and immediate cash value for our stockholders, while allowing them to participate in the significant upside potential of a larger, more diversified organization that is strongly capitalized and better positioned to compete in the marketplace. The transaction represents a 28% premium to our pre-announced market price. The Special Committee, with the assistance of its independent financial and legal advisors, contacted numerous potential buyers and unanimously concluded that the transaction with Hilltop is in the best interests of SWS Group’s stockholders.”

Following the acquisition, Hilltop will remain well capitalized with excess cash to deploy on future transactions. Hilltop management has a track record of successfully executing acquisitions and integrating operations and personnel, including its acquisition of PlainsCapital Corporation in November 2012 and the FDIC-assisted acquisition of First National Bank of Edinburg in September 2013.

In 2011, Hilltop invested $50 million in SWS in the form of a senior unsecured loan. Gerald J. Ford joined the Board of Directors of SWS and Hilltop’s President and Chief Executive Officer, Jeremy B. Ford, became a non-voting observer to the SWS Board. In conjunction with Hilltop’s investment in SWS, Hilltop was issued a warrant to purchase 8,695,652 common shares of SWS at an exercise price of $5.75 per share. Hilltop currently beneficially owns 24% of SWS common stock, inclusive of the warrant.

Stephens Inc. acted as financial advisor to Hilltop, and Wachtell, Lipton, Rosen & Katz acted as legal advisor. Sandler O’Neill & Partners, L.P. acted as financial advisor to the Special Committee of the SWS Board of Directors, and Davis Polk & Wardwell LLP acted as legal advisor.

About Hilltop

Hilltop Holdings is a Dallas-based financial holding company. Through its wholly owned subsidiary, PlainsCapital Corporation, a regional commercial banking franchise, it has three operating subsidiaries: PlainsCapital Bank, PrimeLending, and First Southwest. Through Hilltop Holdings’ other wholly owned subsidiary, National Lloyds Corporation, it provides property and casualty insurance through two insurance companies, National Lloyds Insurance Company and American Summit Insurance Company. At December 31, 2013, Hilltop employed approximately 4,550 people and operated approximately 400 locations in 45 states. Hilltop Holdings common stock is listed on the New York Stock Exchange under the symbol “HTH.” Find more information at Hilltop-Holdings.com and PlainsCapital.com.

About SWS Group

SWS Group, Inc. is a Dallas-based holding company offering a broad range of investment and financial services through its subsidiaries. The Company’s common stock is listed and traded on the New York Stock Exchange under the symbol SWS. SWS Group, Inc. subsidiaries include Southwest Securities, Inc., SWS Financial Services, Inc., and Southwest Securities, FSB.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Hilltop will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of SWS that also constitutes a prospectus of Hilltop, and SWS and Hilltop will each file other relevant documents regarding the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of SWS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (when it becomes available) and other relevant documents filed by Hilltop or SWS with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Hilltop with the SEC will be available free of charge on Hilltop’s website at www.hilltop-holdings.com or by contacting Investor Relations at 214-252-4029. Copies of the documents filed by SWS with the SEC will be available free of charge on SWS’s website at www.swst.com or by contacting Investor Relations at 214-859-1800.

Hilltop, SWS and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Hilltop’s executive officers and directors in Hilltop’s most recent proxy statement, which was filed with the SEC on April 30, 2013. You can find information about SWS’s executive officers and directors in SWS’s Annual Report on Form 10-K for the year ended June 30, 2013, which was filed with the SEC on September 6, 2013, its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on October 3, 2013, and its Current Reports on Form 8-K, which were filed with the SEC on September 17, 2013 and October 1, 2013. Additional information regarding the interests of such persons will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Hilltop or SWS using the sources indicated above.

HILLTOP CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Hilltop’s actual results, performance or achievements to be materially different from any expected future results, performance or achievements. Forward-looking statements speak only as of the date they are made and, except as required by law, Hilltop does not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the future financial and operating results, our plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger with SWS does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing that are not received or satisfied on a timely basis or at all; (ii) changes in Hilltop’s stock price before closing, including as a result of SWS’s earnings, broader market movements, and the performance of financial companies and peer group companies; (iii) risks associated with merger and acquisition integration; (iv) our ability to estimate loan losses; (v) changes in the default rate of our loans; (vi) risks associated with concentration in real estate related loans; (vii) our ability to obtain reimbursements for losses on acquired loans under loss-share agreements with the Federal Deposit Insurance Corporation; (viii) changes in general economic, market and business conditions in areas or markets where we compete; (ix) severe catastrophic events in our geographic area; (x) changes in the interest rate environment; (xi) cost and availability of capital; (xii) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (xiii) our ability to use net operating loss carry forwards to reduce future tax payments; (xiv) approval of new, or changes in, accounting policies and practices; (xv) changes in key management; (xvi) competition in our banking, mortgage origination, financial advisory and insurance segments from other banks and financial institutions, as well as insurance companies, mortgage bankers, investment banking and financial advisory firms, asset-based non-bank lenders and government agencies; (xvii) failure of our insurance segment reinsurers to pay obligations under reinsurance contracts; (xviii) our ability to use excess cash in an effective manner, including the execution of successful acquisitions; and (xix) our participation in governmental programs, including the Small Business Lending Fund. For more information, see the risk factors described in the Annual Report on Form 10-K for the year ended December 31, 2013 and other reports filed with the Securities and Exchange Commission.

SWS CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

From time to time we make statements (including some contained in this report) that predict or forecast future events, depend on future events for their accuracy, or otherwise contain “forward-looking” information and constitute “forward-looking statements” within the meaning of applicable U.S. securities laws. Such statements are generally identifiable by terminology such as “plans,” “expects,” “estimates,” “budgets,” “intends,” “anticipates,” “believes,” “projects,” “indicates,” “targets,” “objective,” “could,” “should,” “may” or other similar words. By their very nature, forward-looking statements require us to make assumptions that may not materialize or that may not be accurate. Readers should not place undue reliance on forward-looking statements and should recognize that such statements are predictions of future results, which may not occur as anticipated. Actual results may differ materially as a result of various factors, some of which are outside of our control, including:

•	failure to obtain the approval of shareholders of SWS in connection with the proposed transaction;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•	Hilltop’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•	Hilltop’s ability to promptly and effectively integrate its and SWS’s businesses;

•	the diversion of management time on transaction-related issues;

•	the interest rate environment;

•	the volume of trading in securities;

•	the liquidity in capital markets;

•	the volatility and general level of securities prices and interest rates;

•	the ability to meet regulatory capital requirements administered by federal agencies;

•	the level of customer margin loan activity and the size of customer account balances;

•	the demand for real estate in Texas, New Mexico and the national market;

•	the credit-worthiness of our correspondents, trading counterparties and of our banking and margin customers;

•	the demand for investment banking services;

•	general economic conditions, especially in Texas and New Mexico, and investor sentiment and confidence;

•	the value of collateral securing the loans we hold;

•	competitive conditions in each of our business segments;

•	changes in accounting, tax and regulatory compliance requirements;

•	changes in federal, state and local tax rates;

•	the ability to attract and retain key personnel;

•	the availability of borrowings under credit lines, credit agreements and credit facilities;

•	the potential misconduct or errors by our employees or by entities with whom we conduct business;

•	the ability of borrowers to meet their contractual obligations and the adequacy of our allowance for loan losses; and

•	the potential for litigation and other regulatory liability.

Our future operating results also depend on our operating expenses, which are subject to fluctuation due to:

•	variations in the level of compensation expense incurred as a result of changes in the number of total employees, competitive factors or other market variables;

•	variations in expenses and capital costs, including depreciation, amortization and other non-cash charges incurred to maintain our infrastructure; and

•	unanticipated costs which may be incurred from time to time in connection with litigation, regulation and compliance, loan analyses and modifications or other contingencies.

Other factors, risks and uncertainties that could cause actual conditions, events or results to differ materially from our expectations discussed in this report include those factors described in SWS’s Annual Report on Form 10-K for the year ended June 30, 2013, under the heading “Risk Factors,” and our other reports filed with and available from the SEC. Our forward-looking statements are based on current beliefs, assumptions and expectations. No assurances can be given that any of the events anticipated by these forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our actual results, levels of activity, performance, or achievements. All forward-looking statements speak only as of the date on which they are made and, except as required by law, we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances upon which any statement is based.